UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2009

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California		91301
(Address of principal executive offices)		(Zip Code)

(818) 871-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On February 4, 2009, THQ Inc. (“Registrant”) issued a press release announcing its financial results for the third fiscal quarter of 2009. A copy of the press release is attached hereto as Exhibit 99.1. Neither the information contained in this Item 2.02 of this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

In addition to containing results determined in accordance with United States generally accepted accounting principles (“GAAP”), Registrant’s press release attached hereto as Exhibit 99.1 discloses non-GAAP financial measures that exclude the following: stock-based compensation expense, the impact of deferred revenue and related costs, business realignment expense, goodwill impairment charges, the other-than-temporary write down of investments and mark-to-market on auction rate securities, a non-cash valuation allowance for deferred tax assets, and the related income tax effects for each of these items. Registrant excludes these expenses from its non-GAAP financial measures primarily because Registrant does not believe they are reflective of ongoing operating results and are not part of its target operating model. Registrant believes that the use of non-GAAP financial measures provides meaningful supplemental information regarding its performance and liquidity, and helps investors compare actual results to its long-term target operating model goals. Registrant believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing its performance and when planning, forecasting and analyzing future periods. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Item 2.05 Costs Associated with Exit or Disposal Activities

During the fiscal third quarter, Registrant executed on the business realignment plan that was announced in November 2008 (the “Plan”). As a result of the actions taken by Registrant pursuant to the Plan, Registrant recorded a $4.8 million restructuring charge for the quarter ended December 31, 2008. Restructuring charges include the costs associated with lease abandonments, less estimates of sublease income, write-off of related fixed assets due to the studio closures, as well as other non-cancellable contracts. Additional facility charges will be recorded in future periods as facilities are vacated.

Additionally, Registrant incurred non-cash charges of $29.8 million, recorded in cost of sales — software amortization and royalties, related to the write-off of capitalized software for games that were cancelled. Registrant also incurred $6.2 million in cash charges related to severance and other employee benefits for terminated employees. Employee related severance costs are classified in product development, selling and marketing, and general and administrative expenses in the Registrant’s consolidated statements of operations based upon the terminated employee’s classification.

In response to the continuing uncertainty in the market, on February 4, 2009, Registrant announced additional cost reduction actions (the “Additional Plan”). Under the Additional Plan, Registrant intends to reduce additional product development spending through studio dispositions and other project and headcount reductions. Registrant also intends to reduce sales, marketing and corporate expenses globally through headcount and other cost reductions.

The Registrant anticipates that it will incur significant additional charges as part of its cost reduction actions under the Additional Plan; however, Registrant is unable in good faith to make an estimate of such charges as of the date hereof. Registrant estimates these charges will consist primarily of costs associated with lease abandonments, the write-off of fixed assets due to studio closures, the write-off of capitalized software for cancelled games, costs associated with non-cancellable contracts, and severance and other employee benefit costs for terminated employees.

Item 2.06       Material Impairments

The disclosures above under Item 2.05 of this Current Report on Form 8-K relating to the Registrant’s business realignment are also responsive to Item 2.06 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.06.

Additionally, during January 2009, consistent with SFAS No. 142, “Goodwill and Other Intangible Assets” and in connection with the preparation of Registrant’s financial statements, Registrant performed an interim goodwill impairment test as of December 31, 2008. In the latter half of the fiscal third quarter of fiscal 2009, Registrant’s stock price experienced a significant decline, resulting in a market capitalization below the carrying value of its net assets. As a result, the company recorded impairment charges of $118.1 million relating to goodwill as of December 31, 2008.

Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On February 4, 2009, Registrant announced the appointment of Paul J. Pucino as Executive Vice President and Chief Financial Officer.

Prior to joining the Registrant, Mr. Pucino was executive vice president and Chief Financial Officer of Classmates Media Corporation, a wholly-owned subsidiary of United Online. From 2005 to 2007, Mr. Pucino was Chief Financial Officer of publicly traded internet services company Digital Insight, which was merged with Intuit in February 2007. Previously, Mr. Pucino served as executive vice president and Chief Financial Officer of Tekelec, a publicly traded developer of internet and telecommunications networking equipment. Mr. Pucino is a Certified Public Accountant and earned a Bachelor’s degree in Accounting from the University of Tampa and an MBA in Finance from the University of Chicago.

The text of the Registrant’s press release announcing Mr. Pucino’s appointment is filed with this report as Exhibit 99.2.

Compensation Arrangement of Chief Financial Officer

The following are the material elements of Mr. Pucino’s compensation arrangement with Registrant:

Base salary:                                $375,000 per year

Annual Cash

Bonus

Opportunity:                           75% target bonus. The bonus will be based upon achievement of certain quantitative and qualitative performance measures, as further described in the Company’s proxy statement dated July 1, 2008, as filed with the Securities and Exchange Commission for the Company’s 2008 annual stockholders’ meeting.

Equity Grants:                    150,000 stock options will be granted to Mr. Pucino at the next regularly scheduled meeting of the compensation committee of the Board. The options will be priced at the closing price of Registrant’s stock as of such grant date.

15,000 Restricted Stock Units will be awarded to Mr. Pucino at the next regularly scheduled meeting of the compensation committee of the Board.

Post Employment

Compensation:                Mr. Pucino will be eligible to participate in the severance plans offered to other executive officers of the Company, including the Company’s severance agreement and the Company’s change-in-control severance agreement.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Securities Exchange Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including statements relating to (i) the Plan and the Additional Plan, (ii) the Registrant’s expectation that it will incur restructuring charges related to the Additional Plan, as well as (iii) other matters discussed in the attached press release that are not purely historical data. The Registrant does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contemplated by such statements. These risks and uncertainties include, but are not limited to, unexpected delays and uncertainties affecting the Registrant’s ability to realize targeted expense reductions and annualized savings through implementation of the Additional Plan, inability to sufficiently reduce the Registrant’s operational expenses and maintain profitability, inability to accurately predict global economic conditions and its effect upon the Registrant’s performance, as well as other risks indicated in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed May 28, 2008, quarterly reports filed on Form 10-Q and other filings with the Securities and Exchange Commission as well as recent press releases.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Description

	99.1	Press Release dated February 4, 2009, relating to Registrant’s financial results for the third fiscal quarter of 2009.

	99.2	Press Release dated February 4, 2009 announcing the appointment of Paul J. Pucino as Executive Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, THQ has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Paul J. Pucino
Date: February 4, 2009		Paul J. Pucino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 4, 2009, relating to Registrant’s financial results for the third fiscal quarter of 2009.

99.2	Press Release dated February 4, 2009 announcing the appointment of Paul J. Pucino as Executive Vice President and Chief Financial Officer.